UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

Life Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following material was posted by Life Technologies on http://www.lifetmodeal.com on April 29, 2013:

Dear Ion Community members,

The announcement of the acquisition of Life Technologies by Thermo Fisher Scientific Inc. has naturally provoked questions by some of you. Let it be absolutely clear that we, and the Ion Torrent team, are as enthusiastic as ever about the PGM and Proton, and plan to continue our relentless pace of innovation to enable your success with these products.

As reported recently, Thermo Fisher’s President and CEO Marc Casper said that advanced genetic testing was an important field going forward, and his company wanted to get into it as an industry leader – so clearly they understand how Ion technology is a winning hand. In an analyst call, Marc also stated that “…obviously there’s some great innovation going on in Ion Torrent and we’re excited about what that pipeline of innovation is. And, of course, the discipline that we have at Thermo Fisher will meld into the combined company but without making the businesses less competitive, without making the businesses less innovative. So I’m very confident that, in a very orderly fashion, we’ll see great momentum out of Ion Torrent and feel good about the results.” Our own CEO, Greg Lucier, summed it up this way “…the Ion Torrent team is an autonomous unit inside Life Technologies. And as Marc said, between sign and close, no change in how we operate that business, as well as all the very focused incentives that team has to deliver on both their technology goals and their commercial goals. And they continue to scale on both to our expectations. So we don’t anticipate any changes to Jonathan’s role as the CEO of that business or to the path that we’re on.”

So in closing, it’s business as usual! – the Ion team is running full steam ahead to enable your continued success with the PGM and Proton, and we are excited about what we will deliver to you, our customers, this year and beyond. We remain absolutely committed to executing on the exciting 2013 roadmap we have laid out to you:

•

Most Complete Targeted Sequencing Solution: the combination of Ion AmpliSeq, Ion Chef, Ion PGM and Ion Reporter, generates highly accurate mutation calls with annotated results, a 4-fold simpler workflow, 50% less hands-on time and over 2 times faster to result

•

Throughput Improvements: Rapid Scaling of Ion Proton for –omes offers a path from exomes and transcriptomes to whole genomes, with 80M reads now to 250M reads in 2H 2013 (10–fold higher than any other bench top sequencer)

•	Workflow Simplicity: Ion Chef – as simple as it gets. Automation of template preparation and chip loading for 2-chips per run with minimal hands-on time delivers unbeatable simplicity for NGS

•

Readlength Increases: Advances in readlength continue to drive applications like small genomes, 16S, HLA — with 400 bp Kits, Ion 314 and Ion 318 v2 Chips products, plus R&D innovations like Avalanche already demonstrating 600 bp read capability

As always, we thank you for your enthusiasm and support. We hope to see you all at Ion World on October 21st & 22nd!

Thank you,

The Life Technologies Team

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).